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                                                                    Exhibit 10.c

                     CONSENT AND REAFFIRMATION OF GUARANTOR
                     --------------------------------------


     THIS CONSENT AND REAFFIRMATION OF GUARANTOR (the "Consent"), is made as of this 3th day of December, 2003, by RONSON CORPORATION, a New Jersey corporation with its principal place of business at Corporate Park III, Campus Drive, Post Office Box 6707, Somerset, New Jersey (the "Guarantor"), to FLEET CAPITAL CORPORATION successor-by-merger to Summit Business Capital Corp., successor-in-interest with Summit Bank (the "Lender").

     WHEREAS, the Lender and Ronson Consumer Products Corporation, a New Jersey corporation (the "Borrower"), are parties to a certain Loan and Security Agreement dated January 6, 1995, as amended by certain letter amendments dated August 22, 1995, December 1, 1995, March 20, 1996, May 20, 1996, August 22,
1996, September 10, 1996 and December 12, 1996, July 8, 1997, as of December 31, 1998, a certain Amendment to Loan and Security Agreement dated March 6, 1997, a certain Second Amendment to Loan and Security Agreement dated March 27, 1998, a certain Third Amendment to Loan and Security Agreement dated May 13, 1999, a letter amendment dated February 28, 2000, a letter amendment dated March 13, 2002 and a Fourth Amendment to Loan and Security Agreement dated as of June 30, 2002 (collectively and individually referred to as the "Loan Agreement"), relating to financing by the Lender to the Borrower as evidenced by a certain Amended and Restated Master Note dated March 6, 1997 in the maximum principal amount of Two Million Five Hundred Thousand ($2,500,000.00) Dollars (the "Master Note"), as amended, and a certain Term Note dated March 27, 1995 in the original principal amount of Two Hundred Twenty-Five Thousand ($225,000.00) Dollars, which has been paid in full (the Loan Agreement, the Master Note and all other documents, instruments, writings and agreements delivered pursuant thereto are collectively and individually referred to as the "Loan Documents"); and

     WHEREAS, in order to induce the Lender to enter into the Loan Documents, the Guarantor executed and delivered to the Lender a certain Corporate Guaranty Agreement dated January 6, 1995 (the "Guaranty"); and

     WHEREAS, the Borrower has requested that the Lender amend certain terms and conditions of the Loan Agreement, pursuant to a certain Fourth Amendment to Loan and Security Agreement of even date herewith (the "Fourth Amendment") (the Fourth Amendment, and any and all documents, instruments, writings and agreements related thereto are collectively and individually referred to as the "Amendment Documents"); and

     WHEREAS, to induce the Lender to enter into the Amendment Documents, the Borrower has offered that the Guarantor will (a) acknowledge its consent to the execution and delivery of the Amendment Documents by the Borrower and (b) reaffirm the terms and conditions of the Guaranty.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the Guarantor agrees as follows:



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     1. The  Guarantor  hereby  acknowledges  the entry by the Borrower into the
Amendment Documents and hereby ratifies and affirms the actions taken therein. All corporate action has been taken to authorize the Guarantor to execute and deliver this Consent.

     2. The Guarantor affirms that as of the date hereof there exists no defense, set-off, or claim of any nature whatsoever to his Guaranty and that the obligations and liability of the Guarantor under the Guaranty, and the covenants, representations and warranties of the Guarantor thereunder, remain absolute, unconditional and in full force and effect.



     Executed on the day and year first written above.

ATTEST:                                 RONSON CORPORATION


By: /s/ Alberta D. Gladis               By: /s/ Louis V. Aronson, II
   -----------------------------           -------------------------------
   Alberta D. Gladis                       Louis V. Aronson, II
   Assistant Secretary                     President and Chief Executive Officer